Severance Agreements	12 Months Ended
Dec. 31, 2012
Severance Agreements [Abstract]
SEVERANCE AGREEMENTS
12.	SEVERANCE AGREEMENTS

Effective March 30, 2012, CTI and its former Chief Executive Officer, Derek Dunaway, entered into a separation agreement and general release, pursuant to which Mr. Dunaway’s employment terminated effective May 14, 2012 (the “Termination Date”), provided that Mr. Dunaway ceased to have any authority or responsibility for the conduct of our affairs as of April 2, 2012 (“Cessation Date”). Under the separation agreement, we are obligated to pay Mr. Dunaway a total amount of $402,000. Additionally, any unvested option awards issued to Mr. Dunaway became vested in full upon May 14, 2012 and all unvested stock awards vested on the Cessation Date. In order to permit Mr. Dunaway to satisfy his tax obligations related to the vesting of the stock awards, we repurchased from Mr. Dunaway 9,999 shares of said stock awards on the same terms and conditions in effect at the time of vesting. All options to purchase our common stock shall terminate on the termination date specified in such option agreement as if Mr. Dunaway had continued to be employed by us until such date.

Effective April 30, 2012, CTI’s Executive Vice President resigned from his position pursuant to a Separation and Release Agreement with CTI. According to the Separation and Release Agreement, the former employee will receive $220,000 per year through April 30, 2013. Effective May 1, 2012, CTI entered into a renewable, one-year consulting agreement with the former employee under which he will provide certain consulting services to our Chief Executive Officer for $4,000 per month. The consulting agreement also clarifies that the former employee is still eligible to retain restricted stock and option awards granted to him in 2011 and 2010.

Additionally, CTI determined that it would not renew the employment contract for its Government Sales Vice President. That contract expired on May 15, 2012. Effective May 15, 2012, the former employee and CTI entered into a Separation and Release Agreement pursuant to which CTI will pay the former employee $185,000 for one year beginning on May 31, 2012.

As a result of these agreements, severance costs totaling $807,000 were recognized during 2012, of which $296,000 remains payable as of December 31, 2012. Additionally, the modifications to the share-based awards described in this Note 12 resulted in a one-time, $76,000 adjustment of share-based compensation expense in 2012.